Exhibit 99.1
Customer Focused. Values Driven.

Forward-Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as "believes," "will," "would," "expects," "project," "may," "could," "developments," "strategic," "launching," "opportunities," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, ongoing disruptions due to the COVID-19 pandemic and the measures taken to contain its spread on our employees, customers, business operations, credit quality, financial position, liquidity and results of operations; changes in general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers' ability to service and repay the Company's loans; changes in customer behavior; turbulence in the capital and debt markets and the impact of such conditions on the Company's business activities; changes in interest rates; increases in loan default and charge-off rates; changes related to the discontinuation and replacement of LIBOR; decreases in the value of securities in the Company's investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; acquisitions may not produce results at levels or within time frames originally anticipated; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; reputational risk relating to the Company's participation in the Paycheck Protection Program and other pandemic-related legislative and regulatory initiatives and programs; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; demand for loans in the Company's market area; the Company's ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC, which are available at the SEC's website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne's actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

HarborOne® Bank Find your harbor.

2022 Investor Report 2

A Unique New England Banking Franchise



VT
NH
ME
MA
RI
CT
Branch by Type
Bank Branch
Bank Corporate Office
Bank Commercial Lending Office
Mortgage Corporate Office
Mortgage Branch

COMPANY HIGHLIGHTS	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$5.0 Billion
Total Loans:	$4.2 Billion
Total Deposits:	$3.9 Billion
Market Capitalization:	$660.3 Million (as of 9/30/22)

HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered savings bank.

HarborOne Bank is headquartered in Brockton, MA with 31 full-service branches throughout Metro Boston, Southeast Massachusetts and Rhode Island and one commercial lending office in each of Boston and Providence. HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.

HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of HarborOne Bank with over 26 offices in Maine, Massachusetts, Rhode Island, and New Hampshire and licensed to lend in 6 additional states .

HarborOne® Bank Find your harbor.
2022 Investor Report 3

2022 Investor Report 4 Q3 2022 Highlights • Diluted EPS of $0.30. • ROA of 1.14% and ROE of 8.76%. • Improved efficiency ratio quarter over quarter from 67.7% to 63.9%. • Net r ecoveries and improved COVID factors resulted in a small provision. As of September 30, 2022, the reserve for credit loss represents 1.06% of total loans. • HarborOne Mortgage recorded earnings of $1.5 million, including a positive change in fair value of mortgage servicing rights of $2.3 million. • Fourth repurchase program almost complete with 2,121,104 shares repurchased as of September 30, 2022 at an average share cost of $ 13.82, and announced a fifth repurchase program of up to 2,450,208 shares. • Dividend of 7 cents per share. Net Income $13.8 Million Diluted Earnings Per Share $0.30 Commercial Loan Growth $210.5 Million Core Deposit Growth $22.9 Million Tangible Book Value $10.96

2022 Investor Report 5 Key Performance Metrics $3,653 $4,059 $4,484 $4,553 $4,988 Total Assets ($MM) 8.2% 15.3% 14.5% 13.6% 12.3% Tier 1 Capital 2018 2019 2020 2021 Q 3 2022 $2,986 $3,172 $3,495 $3,608 $4,197 Total Loans ($MM) $4.77 $10.10 $10.88 $11.57 $10.96 Tangible Book Value 2018 2019 2020 2021 Q 3 2022 2018 2019 2020 2021 Q 3 2022 2018 2019 2020 2021 Q 3 2022

2022 Investor Report 6 Key Performance Metrics (continued) $0.20 $0.33 $0.82 $1.14 $0.76 EPS 3.22% 3.14% 3.06% 3.12% 3.39% Net Interest Margin on FTE Basis $11,394 $18,268 $44,792 $58,517 $36,012 Net Income ($K) $88,930 $109,062 $120,066 $131,370 $109,797 Net Interest Income ($K) 2018 2019 2020 2021 YTD Q 3 2022 2018 2019 2020 2021 YTD Q 3 2022 2018 2019 2020 2021 YTD Q 3 2022 2018 2019 2020 2021 Q 3 2022

2022 Investor Report 7 10.5% 8.5% 7.0% 4.0% 15.3% 13.4% 13.4% 12.3% 11.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Total Capital Tier 1 Capital Tier 1 Common Equity Tier 1 Leverage Tangible Common Equity Capital Ratios 9/30/2022 Minimum Capital Required plus Capital Conservation Buffer HONE • The Company remains well capitalized and able to weather economic volatility. • Continued dividend growth (from $0.03/share in Q2 2020; to $0.05/share in Q1 2021, to $0.07/share in Q1 2022). • Executing on fourth buyback program with 2,468,944 shares repurchased as of October 31, 2022. Fifth program received non - objection from regulators and will commence upon the completion of the current program. • Strong Tangible Capital Ratio of 11.0% with the ability to absorb unrealized loss in the AFS securities portfolio. • Collateral to support an additional borrowing capacity of $772.6 million from the FHLB and $67.3 million from the Federal Reserve. Additional borrowing capacity of $25.0 million unsecured with a correspondent bank. Capital & Liquidity Management

2022 Investor Report 8 Loan Portfolio & Mix 32% 4% 5% 49% 9% 1% September 30, 2022 Residential Second Mortgages and HELOC Construction CRE C&I Consumer $ 4 .. 2 Billion 34% 5% 3% 24% 5% 29% December 31, 2016 Residential Second Mortgages and HELOC Construction CRE C&I Consumer $ 2 .. 0 Billion

2022 Investor Report 9 Commercial Lending Momentum $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2018 2019 2020 2021 Q3 2022 Total Commercial Loans ($MM) Construction Commercial Commercial Real Estate • Commercial loans grew from $1.4 b illion in 2018 to $2.6 billion on September 30, 2022, transforming the balance sheet while maintaining strong credit quality .. • #1 U.S. Small Business Administration (SBA) Lender in Rhode Island in 2021. • SBA Paycheck Protection Program (PPP) loans are $2.1 million at September 30, 2022. • Since October 2021, the Company has hired 6 lenders across its commercial lines of business, with 4 dedicated to Metro Boston. They are seasoned lenders from 4 New England banks. • Q3 growth was primarily in flex/industrial space, apartments, retail and health care. $ 1 , 369 $ 1 , 628 $ 2 , 114 $ 2 , 258 $ 2 , 624

2022 Investor Report 10 Diversification Flex/Industrial 22% Apartments 15% Retail/Retail Trade 15% Office 10% Hotels 13% Heath Care and Social Services 9% Other 16% Apartments 57% Flex/Industrial 10% Retail/Retail Trade 6% Hotels 5% Real Estate Leasing 8% Construction 5% Other 9% Utilities 21% Heath Care and Social Assistance 18% Manufacturing 12% Other * 30% Retail/Retail Trade … Wholesale Trade 6% Real Estate Leasing 5% Commercial Real Estate $2,042 MM Commercial Construction $185 MM Commercial & Industrial $397 MM Balances as of 9 / 30 / 22 The Other category in the Commercial & Industrial loans includes $ 2 .. 0 million of SBA PPP loans ..

$17.7 $30.3 $34.1 $36.1 $23.3 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2018 2019 2020 2021 Q3 2022 Nonperforming Loans to Total Assets $MM Residential Commercial Consumer 0.07% 0.04% 0.10% 0.08% 0.05% 0.00% 0.05% 0.10% 0.15% 2018 2019 2020 2021 YTD Q3 2022 Net Charge - Offs to Average Loans Credit Quality 2022 Investor Report 11

Allowance for Credit Losses (ACL) • Starting Unemployment Rate = 3.7% • 4 - Quarter forecast period with ending unemployment rate of 4.75% • 4 - Quarter reversion period 1.12% 1.06% 1.11% 1.06% $43.6MM $3.0MM - $2.0MM $44.6MM $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 Q 2 2022 Changes in Portfolio Qualitative adjustments + Q 3 2022 economic conditions 2022 Investor Report 12

2022 Investor Report 13 At - Risk Sectors as of September 30, 2022 LTV* Non - anchored Retail $56.3MM 31 loans, average size $2M, all located in New England and performing in accordance with the loan terms 61% Metro Office Space $14.9MM 2 loans, properties located in Boston and Providence, regarded as Class A office space, supported by quality sponsorship and adequate cash reserves, one loan risk - rated Watch, neither delinquent 64% Business Hotels $93.9MM 13 loans, average size $7M, one loan risk - rated Watch, 2 loans risk - rated Substandard and on nonaccrual, all others performing as agreed 67% *LTV on CRE only and based on as - completed value

2022 Investor Report 14 • Banking Centers Growth - 14 to 31 since 2018 • Metro Boston branch deposits are ahead of plan and grew 10% in Q3 2022 • Over 50% of our current Branch footprint exceeds $100 million in deposits • Shift of Core Deposit Mix from 71% to 88% since December 31, 2016 • Focus on Business • Small Business customer base has increased by 2,241 accounts (40%) since 2019 • Average balance per business customer is $56k • Business deposits increased 5% from Q2 to Q3 • Banking Centers Small Business Lending growth increased by 35% since 2020 • Shift to Relationship Model for Banking Centers • Managing local market opportunities • Acquiring small business relationships • One Experience Program focused on Community, Employee and Customer engagement • Defined goals on interactions • Enhancing incentives to pay for performance 35% 29% 24% 13% September 30, 2022 Savings Checking Money Market CD Banking Center Delivery 18% 20% 33% 29% December 31, 2016 Savings Checking Money Market CD Deposit Mix

2022 Investor Report 15 Deposits • Core deposit growth in Q3 2022 of $22.9 million, or 0.70%. • Cost of funds increased 20 basis points to 0.51% for the three months ended September 30, 2022, as compared to 0.31% for the prior year period. • Business accounts represent 17.2% of total deposits with cost of 15 basis points. Q3 growth of $39.8 million and year - over - year growth of $57.1 million , or 9.3%. • NOW and demand deposits represent 28% of total deposits at September 30, 2022. $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2018 2019 2020 2021 Q3 2022 DDA Savings NOW CD's Money Market $ 3 , 683 0.92% 1.28% 0.70% 0.24% 0.25% 0.00% 0.50% 1.00% 1.50% 2018 2019 2020 2021 YTD Q3 2022 Cost of Deposits Note : September COD was 0 .. 44 % Total Deposits ( $ MM) $ 2 , 685 $ 2 , 943 $ 3 , 506 $ 3 , 883

2022 Investor Report 16 Mortgage Banking • Mortgage banking segment negatively impacted by market conditions .. • Flexible operating model includes expense - disciplined management team .. • Net Income of $ 1 .. 5 , down 68 % year - over - year, driven by low er margins and volume reduction .. • Expenses of $ 6 .. 6 million, down $ 5 .. 8 million or 47 % year - over - year, largely driven by reduction on commissions, closing of 3 offices and reduction in force of 50 FTE’s in last 12 months .. • Additional reduction of force in Q 4 of 11 FTE’s with annual savings of $ 600 , 000 , plus 4 FTE’s on temporary loan to the Bank .. • Q 3 Production volume, 94 % purchase, 6 % refinance • Market share in NH # 7 , MA # 22 , RI # 26 per Warren Group .. ($ in 000’s) Q3 2022 Q2 2022 Q3 2021 Gain of Sale $3,809 $4,538 $12,756 MSR Fair Value & Amortization $1,652 $735 $(918) Servicing Revenue / Other $2,920 $3,497 $6,010 Total Revenue $8,818 $9,181 $18,640 Expenses $6,610 $7,242 $12,387 Net Income $1,521 $1,390 $4,694 Key Drivers / Statistics $ Disbursements 250 MM 298 MM 605 MM Margin 1 .. 99% 2 .. 09% 2 .. 83 % FTE’s 196 211 246 Offices 26 30 30 MSR Balance $ 46 .. 0 MM $ 43 .. 5 MM $ 33 .. 7 MM MSR Fair Value $ 2 .. 3 MM $ 1 .. 4 MM $ 448 K 10 year Treasury 3 .. 83% 2 .. 98% 1 .. 52%

2022 Investor Report 17 Bank Stand - Alone Key Drivers / Statistics ROAA 1 .. 04% .. 81% .. 80 % Efficiency Ratio 60 .. 0% 62 .. 7% 68 .. 0 % Margin 3 .. 49% 3 .. 50% 3 .. 05 % FTE’s 419 417 389 Nonaccrual Loans $ 23 .. 3 MM $ 24 .. 4 MM $ 36 .. 5 MM Net charge - off/(recovery) rate ( .. 08 ) % ( .. 05 ) % .. 19 % ACL / Loans 1 .. 06% 1 .. 11% 1 .. 39% • Net Income of $ 12 .. 5 MM, up 37 % year - over - year .. • Net Interest Income of $ 39 .. 4 MM up 21 % year - over - year .. • Provision benefits from strong asset quality and improved COVID risks .. • Controlled Expense Growth of $ 27 .. 7 MM up 4 .. 3 % year - over - year .. • Renegotiation of 3 major contracts .. • Efficiency Ratio improves from 68 .. 0 % Q 3 2021 to 60 .. 0 % Q 3 2022 .. • FTE growth of 30 year - over - year includes 16 FTE’s related to the Metro Boston expansion .. ($ in 000’s) Q3 2022 Q2 2022 Q3 2021 Interest Income $44,116 $39,444 $35,013 Interest Expense 4,743 2,198 2,520 Net Interest Income 39,373 37,246 32,493 Provision 668 2,546 (1,628) Noninterest Income 5,658 5,335 5,155 Non Interest Exposure 27,707 27,131 26,570 Net Income $12,490 $9,354 $9,131

2022 Investor Report 18 Committed to the Fundamentals • Focused on organic growth; recently completed our latest Boston market retail expansion (4 branches in Brighton (2), Brookline and Cambridge). • Ongoing balance sheet transformation to achieve margin stability. • Lower cost deposit drivers with focus on commercial and small business funding sources. • Digital growth: enhanced tools, processes, and products to meet customer expectations. • Comprehensive capital management plan, including investing, cash dividends and stock buybacks. • Will only consider M&A with a financially attractive opportunity that ensures minimal TBV dilution. • We win with our people; investments in training, talent acquisition, and retention. • Seasoned and aligned management team and Board that drive results. • Maintain our commitment to being an outstanding community leader – Community is in our DNA, from our Foundation contributions to our Caring Crew volunteer programs.

2022 Investor Report 19 Key Priorities Next 12 Months • Grow Boston Metro region (brand, commercial/small business lending, develop new branches). • Talent Management: retain and acquire top - tier talent to drive the business including minimum wage of $20. • Improve Efficiency Ratio through top - line growth and disciplined expense management, including online business account opening, new consumer loan origination system (LOS), and branch optimization. • Focus on payments penetration (debit, credit, ACH, real - time, mobile wallet) for consumers and small business; grow digital banking penetration among primary households and small business. • Continued enhancement of our data environment and select a new customer relationship management (CRM) partner. • Invest in small business products, services, and people to drive growth. • Continue profitable loan growth (CRE, C&I, small business); manage changing rate environment. • Extend our successful Rhode Island SBA model into Massachusetts (#1 SBA Lender in RI in 2021). • Enhance and expand our Diversity, Equity, and Inclusion programs.

2022 Investor Report 20 Original content, tools, templates, case studies, and calculators to help small businesses achieve financial success. HarborOne U Enriching Lives Through Education A personalized education platform that helps individuals gain skills and build confidence in their financial choices Consumer Small Business

Environmental, Social & Governance

Environmental Responsibility

- Commercial lending in support of renewable energy initiatives, particularly wind and solar.
- Installation of energy efficient HVAC systems and lighting in corporate headquarters and branch network.
- Recycling programs in corporate offices and branches.
- Smaller footprint for new branches to reduce energy usage.
- Multi-channel digital solutions (telephone banking, online banking, digital appointment setting) to facilitate remote banking.
- New employee commuter benefit to encourage public transit.
- Hybrid work model to reduce commute-related fossil fuel use and greenhouse gas emissions.

Social Responsibility

- $16MM for ONECommunity Mortgage program to reduce barriers to homeownership.
- Early College partnership with Massasoit Community College and Brockton High School to lower college tuition costs and encourage transition to higher education.
- HarborOne U classes, webinars and events for consumers and small business entrepreneurs.
- $1.7MM in charitable donations in 2021 through the HarborOne foundations and direct charitable giving by HarborOne Bank.
- Over $700,000 in college scholarships through ONECommunity Scholarship Program.
- 3,630 volunteer hours donated to local non-profit organizations in 2021 through HarborOne Caring Crew.
- Two consecutive “Outstanding” CRA rating from the federal and state regulators.

HarborOne® Bank Find your harbor.

2022 Investor Report 21

2022 Investor Report 22 Environmental, Social & Governance (continued) • Expanded Success for Small Business affiliate partnerships to include organizations that promote equity and economic mobility to historically under - represented populations. • Nominating and Governance Committee Charter amended in 2020 to include explicit commitment to gender, racial and ethnic diversity in each search for new directors. • Launch of Bank - wide Diversity, Equity & Inclusion Council with a year - long calendar connected to internal and external communities. • Establishment of new summer internship program. • Development of new supplier diversity program. • Expanded proxy disclosures surrounding diversity metrics, compensation philosophy, and Board composition. • Aligned pay for performance with a significant portion of Senior Management’s compensation tied to per formance metrics. • Dividends on performance - based restrictive stock units issued not paid until earned and vested. • Cash and equity incentive awards subject to a clawback policy. • Double - trigger change - in - control provisions in our agreements with executives .. • No tax gross - ups of 280G excise taxes. • Added cybersecurity expert to Board. • Substantial cybersecurity investments to protect critical operations and improve resilience. Social Responsibility (continued) Governance

2022 Investor Report 23 Why HarborOne? Strength • Strong core banking franchise with proven track record of growth • Well capitalized to manage economic headwinds • Disciplined approach to expense management Value • $5.0B bank in attractive New England market • Increased quarterly dividend in Q1 2022 by 40% and recognize value in continued stock buy - backs Leadership • Seamless transition to new President & CEO, Joseph F. Casey • Aligned & seasoned senior management team able to deal with evolving financial conditions • Continue to grow Board strength and skill set diversity through key appointments Respected & Trusted • Named Fortune Top 100 Fastest Growing Company (#39) • Inez Friedman - Boyce, General Counsel: 2022 Mass Lawyers Weekly In - House Leader in the Law • Named Boston Globe’s Top Places to Work 10 of last 12 years • 2021 Boston Business Journal Most Charitable Companies list 6th consecutive year

2022 Investor Report 24 A Commitment To Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ mos t trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.

2022 Investor Report 25 “We are steadfast in our commitment in creating exceptional value for our customers, our shareholders, and the communities that we serve. We are an organization that embraces change and are making the people , process, and technology enhancements that position us well for success and make us a very tough competitor.” – Joseph F. Casey , President & CEO